FIFTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES


         This FIFTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES ("Fifth Amendment") is made and entered into as of this 7th day of August, 2000, by and between GENERAL COMMUNICATIONS, INC. and its wholly owned subsidiary, GCI COMMUNICATIONS CORP., an Alaska corporation (together, "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781 and MCI WORLDCOM NETWORK SERVICES, INC. ("MWNS"), formerly known as MCI Telecommunications Corporation, with offices located at 1133 19th Street, N.W., Washington, D.C. 20036.

                                    RECITALS

         WHEREAS, GCI and MWNS entered into that certain Contract for Alaska Access Services dated January 1, 1993 (the "Original Agreement"), as amended by
(i) the First Amendment to Contract for Alaska Access Services dated March 1, 1996, (ii) the Third Amendment to Contract for Alaska Access Services dated March 1, 1998, and (iii) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999 (collectively, the "Agreement") which set forth the general terms and conditions under which GCI provides certain telecommunications services to MWNS; and

         WHEREAS, MWNS and the General Services Administration ("GSA") have entered into an agreement for the provision of telecommunications services by MWNS to GSA. MWNS desires to purchase certain services from GCI pursuant to the Agreement in support of the awarded government contract; and

         WHEREAS, effective September 30, 1999 WorldCom Network Services, Inc. merged into MWNS pursuant to that certain Certificate of Merger dated as of September 15, 1999; and

         WHEREAS, MWNS and GCI desire to further amend the Agreement to modify certain terms and conditions under which GCI will lease FTS2001 Service (as defined herein) to MWNS.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Definition of Terms. All capitalized terms used in this Fifth Amendment but not defined herein shall have the meanings given to such terms in the Agreement. Additionally, any reference to "MWNS" in this Fifth Amendment shall be a reference to "MCI" in the Agreement, as amended, and vice versa.

         2. FTS2001 Service.

                  (a) Notwithstanding anything in the Agreement to the contrary, all telecommunications services, including dedicated access between a POP and an authorized government agency location, that are ordered by MWNS in support of the GSA FTS2001 government contract (Solicitation Number TQC-SS-97-2001) between MWNS and the General Services Administration as more fully described in the Scope of Work attached hereto and incorporated herein as Schedule A (collectively, the "FTS2001 Service") shall be handled in accordance with the terms and conditions set forth in this Fifth Amendment. FTS2001 Service shall include the following services:

                       (1) FTS2001 Dedicated On-Net Services. Upon placement of an ASR for "FTS2001 Dedicated On-Net Services", GCI shall provide to MWNS dedicated access services for originating and terminating traffic from (i) authorized government agency location designated in the ASR (hereinafter a "FTS2001 End User") to the nearest GCI POP, (ii) from one FTS2001 End User to another FTS2001 End User or (iii) from one GCI POP to another GCI POP. GCI shall then transport all originating and terminating FTS2001 Dedicated On-Net Service going to GCI's nearest POP to either (i) MWNS' Seattle switch along trunk groups dedicated to MWNS or (ii) to the designated intrastate end user along as many trunk groups dedicated to MWNS as possible (e.g., if the designated end user is not another FTS2001 End User then the traffic will be terminated from the last GCI POP connected to a dedicated circuit over non-dedicated circuits). Such dedicated trunk groups shall include, but not be limited to, trunks between GCI's Fairbanks switch and GCI's Anchorage switch, GCI's Juneau switch and GCI's anchorage switch and GCI's Anchorage switch and MWNS' Seattle switch. Trunks supporting Anchorage, Fairbanks and Juneau must support ********** capability for switched data and video applications in order to support **********.
Pricing for dedicated access services between an FTS2001 End User and the nearest GCI POP, between an FTS2001 End User and an FTS End User and use of the dedicated trunks along GCI's backbone network or any combination thereof shall be set forth in Schedule B.

                       (2) FTS2001 ********** Services. Upon placement of an ASR for "FTS2001 ********** Services", GCI shall make arrangements with the local LEC to redirect ("PIC") the originating and terminating traffic from the authorized government agency location designated in the ASR to the nearest GCI POP. GCI shall then transport all originating and terminating FTS2001 ********** Service going to GCI's nearest POP to either (i) MWNS' Seattle switch along trunk groups dedicated to MWNS or (ii) to the designated intrastate end user along as many trunk groups dedicated to MWNS as possible (e.g., if the designated end user is not another FTS2001 End User then the traffic will be terminated from the last GCI POP connected to a dedicated circuit over non-dedicated circuits). Such dedicated trunk groups shall include, but not be limited to, trunks between GCI's Fairbanks switch and GCI's Anchorage switch, GCI's Juneau switch and GCI's anchorage switch and GCI's Anchorage switch and MWNS' Seattle switch. Trunks supporting Anchorage, Fairbanks and Juneau must support **********


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

capability for switched data and video applications in order to support ********** services. Pricing for dedicated access services between an FTS2001 End User and the nearest GCI POP, between an FTS2001 End User and an FTS End User and use of the dedicated trunks along GCI's backbone network or any combination thereof shall be set forth in Schedule B.

                       (3) FTS2001 ********** Services. In the event that MWNS orders ********** services in support of GSA FTS2001 government contract ("FTS ********** Service"), GCI shall provide the ********** services along FTS2001 ********** Services which support ********** capability for switched data and video applications. All FTS2001 ********** Service to be transported to the MWNS Seattle switch must be interconnected from GCI's POP to MWNS' Seattle switch via dedicated trunks without echo cancellation. Pricing for FTS2001 ********** Services are set forth in Schedule B.

                       (4) FTS2001 General Services. GCI shall also provide all other services listed in Section 2 of the Agreement to FTS2001 End Users via FTS2001 ********** and ********** Services as designated by MWNS ("FTS2001 General Services"). All FTS2001 General Services shall be governed by the terms and conditions set forth in the Agreement regarding such services described in
Section 2; provided, however, the pricing applicable to such FTS2001 General Services shall be governed by the pricing set forth in Schedule B attached hereto and incorporated herein. (FTS2001 ********** Services, FTS2001 ********** Services, FTS2001 ********** Services and FTS2001 General Services shall hereinafter be collectively referred to as "FTS2001 Service").

                       (5) GCI agrees to support MWNS' private network 700 number dialing plan for all designated FTS2001 Service.

                  (b) FTS2001 Service Ordering. To order FTS2001 Service to be furnished at FTS2001 locations, MWNS shall submit an ASR to GCI, including the requested in-service date for the FTS2001 Service (the "Requested In-Service Date"). All ASRs shall designate the FTS2001 End User and the requested FTS2001 Service. Within five (5) business days after receipt of the ASR, GCI shall issue a Firm Order Commitment (a "FOC") to MWNS. GCI shall use its best efforts to ensure that the FTS2001 Service is tested and accepted by MWNS and is available for MWNS' use by the Requested In-Service Date. MWNS shall have the right, in its sole discretion, to cancel an ASR, without incurring any termination liability, at any time (a) prior to the Requested In-Service Date, or (b) after the Requested In-Service Date in the event the FTS2001 Service is not tested, accepted and available for MWNS' use by such date. If the FTS2001 Service is not tested, accepted and available for MWNS' use by the Requested In-Service Date and MWNS chooses not to cancel the ASR, GCI will credit to MWNS, against the first invoice(s) due hereunder, an amount equal to the prorated daily billing that would have been payable for such FTS2001 Service for each day the FTS2001 Service is unavailable to MWNS after the Requested In-Service Date.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                  (c) FTS2001 Service Pricing. Notwithstanding anything in the Agreement to the contrary, the prices MWNS pays to GCI for the above-described FTS2001 Service shall be at the rates set forth in the attached Schedule B. The costs associated with each FTS ********** and ********** Service from an FTS2001 End User designated on an ASR shall vary by the type of call and its originating and terminating locations as more specifically set forth in Schedule B. All Private Line and Frame Relay revenue generated from FTS2001 Service shall be applied to all applicable volume discount calculations set forth in the Agreement.

                       (1) The charges for FTS2001 Service will begin to accrue on the later to occur of (a) the Requested In-Service Date, or (b) the date on which the FTS2001 Service has been tested and accepted by MWNS and is available for MWNS' use. Notwithstanding the foregoing, if MWNS is unable, due to Customer or other delays, to make use of FTS2001 Service at a FTS2001 End User at the time charges would begin to accrue pursuant to the preceding sentence, MWNS shall have the option to either (i) instruct GCI to disconnect the affected circuit(s), without incurring termination liability, or (b) defer the accrual of charges and commencement of billing for not more than thirty (30) days. MWNS shall have the right at any time during such thirty (30) day period to instruct GCI to disconnect the affected circuit(s), without incurring termination liability.

                       (2) The non-recurring fee set forth in Schedule B will be included in the first monthly invoice submitted to MWNS with respect to the FTS2001 Service; provided, however, that GCI shall not charge MWNS any non-recurring or installation charges for FTS2001 Service ordered within the year of 1999.

                       (3) GCI and MWNS agree to review and audit the traffic mix and applicable revenue derived from FTS2001 Service ordered pursuant to this Fifth Amendment six (6) months after the execution of this Fifth Amendment with the intent to negotiate, in good faith, a fixed rate for FTS2001 Service.

                  (d) FTS2001 Service Testing and Acceptance. The FTS2001 Service shall be tested and accepted in accordance with the Specifications and the testing acceptance criteria set forth in the Schedule C attached hereto and incorporated herein. GCI shall promptly notify the MWNS representative identified on Schedule C that the interconnection between MWNS' facilities and GCI's facilities is complete and that the FTS2001 Service is available for testing. The notice may be given by facsimile, electronic mail or telephone at the numbers specified on Schedule C. The notice shall identify the place where the test (or retest) will take place and the date and time of the test (or retest), which date and time shall be not less than two (2) business days after notification. MWNS shall have the right to have a representative present during the testing. GCI shall make the FTS2001 Service available for use upon receipt of MWNS' final acceptance of the test results.

                  (e) Interruptions. The FTS2001 Service shall meet the applicable


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Specifications and shall be provided in accordance with industry standards. In the event that the FTS2001 Service fails to meet the Specifications, MWNS may be entitled to receive a credit as set forth below. An Interruption shall be measured from the time that the Interruption starts to the time of full compliance with the applicable Specifications. For the purpose of calculating the duration of an Interruption, the parties agree to use GCI's maintenance log and any other relevant reports of either MWNS or GCI.

                       (1) MWNS shall be entitled to receive a credit in the event of an Interruption in the FTS2001 Service. Except as set forth in subsection (3) below, the amount of the credit per FTS2001 circuit shall be as follows:

                  Length of  Interruption            Credit
                  -----------------------            ------
                  Less than 2 hours                  4 hours

                  Each additional 2 hour period
                  or fraction thereof                4 hours

The dollar value of the credit, if any, to be applied against GCI's invoice for each billing month shall be determined by adding together the products of (a) the number of credit hours to which MWNS is entitled for Interruption(s) in each circuit, multiplied by (b) the pro rata hourly cost to MWNS of such circuit during the month in which the Interruption(s) occurred. Multiple Interruptions in a circuit shall be aggregated for purposes of determining the total credit hours to which MWNS is entitled under this subsection (1).

                       (2) Notwithstanding anything in the Agreement or this Fifth Amendment to the contrary, if any FTS2001 Service fails to meet the Specifications for any consecutive twenty-four (24) hour period, or for more than five percent (5%) of the time over a consecutive thirty (30) day period, MWNS may immediately terminate such FTS2001 Service, at MWNS' sole discretion, without incurring any termination liability. In the event of any such termination, GCI will reimburse MWNS for any and all installation charges MWNS incurs in obtaining replacement services by an alternate method; provided, however, that such charges shall not exceed the then prevailing rates charged by the ILEC for comparable FTS2001 Service.

                       (3) Notwithstanding the foregoing, MWNS shall be entitled to receive a credit equal to one (1) month's service in the event that there is an Interruption equal to or greater than one (1) minute during a particular month at a GCI location serviced by a **********. The credit will be applicable to all FTS2001 Service affected by the Interruption. In no event, however, shall MWNS' credit for any Interruption during a particular month at a location serviced by a ********** exceed one (1) month, regardless of the actual number of Interruptions during that particular month.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                  (f) Customer Service. GCI and MWNS agree to coordinate their customer service and technical support efforts regarding the FTS2001 Service. MWNS' Cary, North Carolina Technical Service Center shall be the single point of contact for all authorized government agencies being provided FTS2001 Service. GCI shall interface with MWNS' technical service center on a 7 day a week, 24 hours a day basis. GCI shall provide to MWNS technical support, inventory management, tracking and trouble reporting for the FTS2001 Service. The trouble reporting contacts for the parties are listed in the Schedule D attached hereto and incorporated herein.

                  (g) Trunk Forecasting. In order to maintain appropriate levels of dedicated trunks for the FTS2001 Service, MWNS agrees to provide GCI forecasts of projected originating and terminating FTS2001 Service traffic levels on a quarterly basis. The forecasts shall be itemized by switch location and shall include all information necessary to allow GCI to manage its trunking facilities.

                  (h) Service Order Termination. MWNS and GCI hereby acknowledge and agree that in the event the (i) General Services Administration terminates or cancels an order for FTS2001 Service pursuant to the terms of the GSA FTS2001 government contract with MWNS, or (ii) the term of any FTS2001 Service ordered under the GSA FTS2001 government contract expires (as dictated by the GSA FTS2001 government contract), MWNS shall have the right to cancel the applicable ASR(s) without any termination liability.

                  (i) In connection with the provision of FTS2001 Service, GCI agrees to abide by the following Federal Acquisition Regulations: FAR 52.2444-6; FAR 52.222-26, Equal Opportunity (E.O. 11246); FAR 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 4212(a)); and FAR 52.222-36, Affirmative Action for Handicapped Workers (29 U.S.C. 793).

                  (j) Service Level Agreement. MWNS and GCI hereby agree to abide by the terms and provisions of the Service Level Agreement between GCI and MWNS for FTS2001 Services in Alaska attached hereto as Schedule E. In the event of any inconsistency between this Fifth Amendment and the Service Level Agreement, the Service Level Agreement shall govern.

                  (k) Statement of Work. MWNS and GCI hereby agree to abide by the terms and provisions of the Statement of Work attached hereto as Schedule F. In the event of any inconsistency between this Fifth Amendment and the Statement of Work, the Statement of Work shall govern.

         3. Tariffed Rates. The following shall be added to the Original Agreement as a new Section 2H:

         "H. Tariffed Rates. Notwithstanding anything contained in this Agreement or

         Schedule A to the contrary, the price MCI pays to GCI for services hereunder in ********** shall at all times be ********** for similar telecommunications services. GCI will decrease the rates chargeable hereunder to MCI in accordance with the **********. Such ********** will be ********** or any change thereof."

         4. Term. The following shall be added to Section 3, Term, of the Original Agreement:

         "The services for FTS2001 Service shall be for a term of ********** commencing on the effective date of the GSA FTS2001 government contract. The term for FTS2001 Service shall be automatically extended for **********, unless the GSA terminates the GSA FTS2001 government contract between MCI and the GSA. In the event that either (i) the GSA terminates the GSA FTS2001 government contract between MCI and the GSA or (ii) the term of the GSA FTS2001 government contract expires, MCI may terminate the FTS2001 Services without liability. Such MCI termination shall be effective as of the date that the GSA FTS2001 government contract either terminates or expires, as applicable."

         5. Arbitration Procedures. Section 4C(2) of the Original Agreement is hereby deleted in its entirety and replaced by the following:

         "2. Arbitration Procedures. Any dispute arising out of or related to this Agreement or any ASR which cannot be resolved by negotiation, shall be settled by binding arbitration in accordance with the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures, as amended by this Agreement. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by MWNS and GCI unless the arbitration award provides otherwise. MCI and GCI shall each bear the cost of preparing and presenting its case. The parties agree that this provision and the arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA."


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

         6. Year 2000 Warranty. The following is hereby added to the Agreement as a new Section 5K:

         "K. Year 2000 Warranty. GCI hereby represents and warrants that GCI is using commercially reasonable efforts to ensure that its Network, facilities, equipment, support systems, features and/or hardware, software and firmware involved in or in any way related to the provision of services, whether functioning independently or within a system, shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the provision of services by GCI. GCI will indemnify, defend (by counsel reasonably acceptable to MCI) and hold MCI and its Customers harmless from and against any claims made and/or loss suffered (including reasonable attorneys' fees which shall include allocable costs of in-house counsel) as a consequence of any breach of this warranty."

         7. Effect of Amendment. All terms and conditions of the Agreement not modified by this Fifth Amendment shall remain in full force and effect. FTS2001 Service shall be treated as services under the Agreement, and shall be subject to all the terms and conditions thereof, except as such terms and conditions are expressly modified by this Fifth Amendment.

         8. Further Assurances. MWNS and GCI shall cooperate in good faith, and shall enter into such other instruments and take such other actions as may be necessary or desirable, to fully implement the intent of this Fifth Amendment.

         9. Counterparts. This Fifth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned authorized representatives of MWNS and GCI have executed and delivered this Fifth Amendment as of the date first written above.

GENERAL COMMUNICATIONS, INC.                MCI WORLDCOM NETWORK SERVICES, INC.

By: /s/                                     By: /s/

Name: Richard Westlund                      Name: Peter H. Reyndels

Title: Vice President/G.M.                  Title: Director
       Wholesale Services

Date: August 30, 2000                       Date: August 25, 2000

                                   Schedule A


                                  Scope of Work

                                   Schedule B

                                Pricing Schedule

Telecommunication Services                                                Pricing Structure      Dedicated Access
Switched - Voice and Data (1), (2)

Gov't switched location (equal access) to Gov't switched location         $**********             **********

Gov't switched location (equal access) to Gov't dedicated location        $**********             **********

Gov't switched location (equal access) to non Gov't switched location     $**********             **********

Gov't switched location (equal access) to lower 48                        $**********             **********

Gov't dedicated location to Gov't switched location                       $**********             **********

Gov't dedicated location to Gov't dedicated location                      $**********             **********

Gov't dedicated location to non Gov't switched location                   $**********             **********

Gov't dedicated location to lower 48                                      $**********             **********

Gov't switched location (non equal access) to Gov't switched location     $**********             **********

Gov't switched location (non equal access) to Gov't dedicated location    $**********             **********

Gov't switched location (non equal access) to non Gov't switched location $**********             **********

Gov't switched location (non equal access) to lower 48                    $**********             **********

Intrastate Private Line                                                   GCI Tariff-
                                                                          FCC **********          **********

Intrastate ISDN(PRI and BRI)                                              GCI Tariff-
                                                                          FCC **********          **********

Intrastate Frame Relay                                                    GCI Tariff-
                                                                          FCC **********          **********

Anchorage to Seattle Private Line                                         GCI Tariff-
                                                                          FCC **********          **********


Other Services

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Telecommunication Services                                                Pricing Structure      Dedicated Access
  Rate call detail for intra Alaska calls                                 $**********             **********
  Call Record Detail for Interstate calls

Switch Port on GCI Switch in Seattle                                      $**********             **********

DAC Port on GCI Switch in Seattle                                         $**********             **********

Notes:
  (1) For ********** connections, when the gov't facility is using centrex service, the elements that MWNS will be charged are ********** between the LEC EO and the LEC SWC and ********** between the LEC SWC and the GCI POP.

  (2) For ********** connections, when the gov't facility is using a PBX, the elements that MWNS will be charged are ********** between the LEC EO and the LEC SWC, ********** between the LEC SWC and the GCI POP and ********** between the PBX and the LEC EO.

  (3) ********** service charges will be billed directly to the gov't by the LEC.

  (4) Initially, there will be ********** LEC ********** between the GSA and GCI POP in **********. There will be ********** LEC ********** connection between the GSA and the GCI POP in **********.

  (5) Initially, there will be ********** connecting ********** and **********.

  (6) Initially, there will be ********** between ********** and **********:
********** for ********** and ********** for **********.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                   Schedule C

                 Specifications and Testing Acceptance Criteria

1.       TECHNICAL SPECIFICATIONS

Any and all dedicated access services furnished by GCI shall meet ********** as stated within the MWNS **********.

         1.1 Circuits designed as ********** shall be available with either ********** or ********** signaling format. ********** format shall be available as an option.

         1.2 Circuits designed as ********** may be used with **********.

         1.3 All equipment shall be fully protected in a ********** arrangement.

         1.4 GCI shall use its best efforts to furnish alternate/diverse paths into the MWNS location, i.e., no single point of failure.

         1.5 All GCI equipment must be **********.

         1.6 Mean time to Restore Electronics and Network Circuit Path: Four (4) hours


2. ACCEPTANCE TESTING CRITERIA FOR DEDICATED ACCESS SERVICES The following acceptance tests will be conducted:

         2.1. **********: A test for a period of seventy-two (72) hours where Bit Error Ratio ("BER"), Error Free Seconds ("EFS") and Burst Error Seconds ("BES") shall meet the parameters of the Specifications.

         2.2. ********** Operation: The protection switch shall operate within all manufacturer's specific operating parameters.

         2.3. ********** Functionality: All ********** indicators provided by the equipment vendor will function properly under all simulated
(non-destructive) alarm conditions.

         2.4 MWNS Testing Acceptance Contact:


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                   Schedule D

                           Trouble Reporting Contacts

1.       MWNS Trouble Reporting Contact.
         Cary, NC 1-800-FTS-SVC1

2.  GCI Trouble Reporting Contacts.
     1st level
     Anchorage
     ---------
     Rock Moreland      Supervisor Anchorage Distribution Center    907-777-6972
     Ersa Kelley        Supervisor Network Operations Center        907-265-5594
     Chris Mace         Supervisor Network Operations Center        907-265-5561
     Victor Griffith    Supervisor Network Operations Center        907-265-5564

     Juneau
     ------
     John Foster        Supervisor - Operations                     907-586-1944

     Fairbanks
     ---------
     Larry Bendall      Supervisor - Operations                     907-456-3434

     Seattle
     -------
     Bob Pfeiffer       Sr. Technician - Operations                 206-448-0966

     2nd level
     Dennis Handman     Director Network Operations                 907-265-5554

     3rd level
     Tony Lewkowski     VP Network Operations                       907-265-5515

     4th level
     Dick Westlund      VP Carrier Relations                        907 265 5632

                                   Schedule E

                             Service Level Agreement

SERVICE LEVEL AGREEMENT BETWEEN GCI AND MCIW FOR FTS2001 SERVICES IN ALASKA

1. In return for MCIW making GCI the 1st choice provider for all required services of the FTS contract in Alaska **********, GCI will provide certain customer service and sales and marketing support functionality to the government base of FTS prospects and customers as MCIW' marketing alliance partner. GCI may not bind MCIW to any performance that is not stated in the FTS2001 contract and agrees to operate in the best interests of both companies' objective of maximizing market share with the Federal Government customer, at the lowest possible cost. It is understood that, for both companies to succeed, services must be presented, proposed, and installed in the most timely manner and in accordance with the MCIW/GCI Statement Of Work. MCIW and GCI representatives will act together to present a cohesive marketing presence to the Federal Government customers in Alaska.

2. GCI will identify and compensate a dedicated point of contact to support the FTS2001 contract.

3.   MCIW will provide:

- Access and training to FTSNet (includes pricing tools, trouble tracking, network performance, ordering tools, etc.)
-    Customer training information
-    Sales and Marketing information.
-    MCIW account team points of contact

4. To facilitate the customers' ordering of GCI and MCIW services, GCI will serve as a reference point for simple ordering questions. Orders will be submitted directly to MCIW. However, customers may need local information that could be provided by GCI. Also, GCI should provide guidance on proper MCIW Account Team points of contact to customers to support the ordering process.

5. GCI will provide information to government customers regarding services that can be delivered in Alaska, MCI WorldCom FTS2001 pricing, and the feature functionality the customer can expect. This information may include detailed diagrams of the connectivity to the lower 48 MCIW FTS2001 network or diverse access as defined in the MCIW/GCI Statement of Work. GCI may distribute MCIW brochures to government customers from time to time or upon request of the customer or MCIW.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

6. GCI may be asked to be present at formal MCIW sales presentations that will take place from time to time, as a part of the new business acquisition process.

7. In addition to the reports defined in the MCIW/GCI Statement of Work, GCI will provide the MCIW business office director a monthly report regarding customer meetings. This report will contain information elements such as customer contact, nature of the customer inquiry, referral data, etc. The MCIW business office director will distribute this report to all interested parties.

8. GCI understands that MCI has bid a firm, fixed price contract with some prices declining over the life of the contract. While it is recognized that GCI's price to MCIW may be higher, in certain circumstances, than the prices that MCIW is authorized to charge the government, this information may not be divulged at any time to the government or any third parties.

9. GCI is authorized to quote budgetary prices to the government with the understanding that the only authorized pricing source is the MCIW on-line pricing tool, the contract, and the FCC Tariff #4.

10. GCI will solicit and provide sales leads to the extent that MCIW is unique in its offering of FTS2001 services in the Alaska market. GCI agrees to maximize the use of the facilities procured by MCIW for purpose of delivering traffic to the lower 48.

11. MCIW will provide quarterly sales forecasts of FTS2001 traffic and services.

12. GCI will follow FTS2001 support requirements. This includes providing the customer service phone number, 888-FTS-SVC1, and customer order information (e-mail addresses, fax numbers, point of contact) to the FTS2001 customer base in Alaska.

                                   Schedule F

                                Statement of Work

[MCI WorldCom logo]


                     MCI WorldCom/GCI FTS2001Alaska Services
                                Statement of Work


           FTS2001 ALASKA CIRCUIT SWITCHED SERVICES STATEMENT OF WORK

1.0      OVERVIEW

MCI WorldCom, Government Markets division has been awarded the FTS2001 contract, in response to the Government's RFP for communications services (voice, data and video) including network management and access to customer data. The FTS2001contract requires services both domestically and internationally including the domestic offshore locations of Alaska, Hawaii, Puerto Rico, Guam, Northern Marianas, and the U.S. Virgin Islands. In the process of providing services to these locations, MCI WorldCom has identified some locations where they will require the support of their partners and/or subcontractor. Hence, this Statement Of Work (SOW) will define the support required by MCI WorldCom partner GCI to provided frame relay service (FRS), circuit switched services
(CSS) and Dedicated Transmission Service (DTS) for the FTS2001 Government users in Alaska. CSS includes switched voice service (SVS), and circuit switched data service (CSDS) services. Dedicated Transmission service addressed in this SOW will only include **********. ********** service and ********** will be supported using the existing commercial agreement between MCIW and GCI.

MCI WorldCom is committed to providing these services and will work with GCI to ensure a smooth and timely transition and implementation meeting FTS2001 contract requirements.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

1.1      Background

The purpose of the FTS2001 program, as defined by the Government, is to provide Government users with up-to-date, cost-effective, and easy to utilize telecommunications services. In addition, the FTS2001 program is designed to enhance the goals of the National Information Infrastructure (NII) and to support implementation of key information technology recommendations of the National Performance Review (NPR). The FTS2001 program is expected to provide the bulk of telecommunications services for the emerging Government Services Information Infrastructure (GSII). The program includes long distance (domestic and non-domestic), and local (MAA contracts) telecommunications service requirements. The Government's authorized users include: All Federal agencies; authorized Federal contractors; agency-sponsored universities and laboratories; and as authorized by law or regulation, state, local, and tribal Governments, and other organizations. All organizations listed in GSA Order ADM 4800.2D (as updated) are eligible.

The term of each FTS2001 contract is ********** basic contract period with ********** option periods of ********** each. The contracts also include provisions for internal competitive contract administration actions (Price Re-determination), at the Government's discretion. This Statement of Work will be reviewed by both GCI and MCIW concurrent with Government renewals or contract administrative changes.

Services to be acquired by Government users from MCIW include: circuit switched services (switch voice, circuit switch data, 800 and 900 services), switched data services (Packet Switched, Frame Relay, ATM and Internet Protocol services), and dedicated transmission services (private lines). The services to be provided by GCI in Alaska include ********** Services, **********, and **********. These services are discussed in more detail in Section 3.0.

 MCI WorldCom has a Program Management team in place that has been addressing the FTS2001 requirements, issues and tasks included in the FTS2001 contract. In addition, MCI WorldCom's FTS2001 Program Management Team has guided and managed all the inter-organization coordination, schedules and meetings as they design, develop, and plan the transition and implementation of the FTS2001 program requirements. GCI will play a major role in supporting MCI WorldCom in managing and performing the tasks for FTS2001 service requirements to/from Alaska.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

2.0      OBJECTIVE

The purpose of this SOW is to define the process and procedures required by MCI WorldCom and GCI to support the delivery of Government agency's FTS2001 SVS (On and OffNet voice), ********** and ********** requirements in Alaska. Delivery and support for Frame Relay and Inter-State PL service will follow the commercial agreements in place between MCIW and GCI.

3.0      TECHNICAL  DESCRIPTION

GCI will act as MCI WorldCom's agent in Alaska for the provision of FTS2001 services as defined in this Statement of Work. In general this includes:
a) Arranging for dedicated access facilities where ordered between Government agency locations subscribing to MCI WorldCom's FTS2001 services and the nearest GCI POP (Juneau, Anchorage, Fairbanks). GCI will comply with the FTS2001 contract by accepting Government customer provided access, where required.
b) Providing circuit switching for voice and circuit switched data calls within Alaska.
c) Supporting toll free originating and terminating traffic in Alaska. 800 number portability, under the control of the LEC SMS database, will also be supported.
d) Transporting originating 900 traffic from Alaska to MCI WorldCom by routing on the 900-NXX number ranges assigned to MCI WorldCom.
e) Supporting frame relay traffic and inter-state PL to/from Alaska via existing commercial service arrangements between MCI WorldCom and GCI.
f)   Supporting 700 number dial plans.

3.1 Specific responsibilities for switched voice and circuit switched data services include:

a) For subscribing FTS2001 users who are behind LEC Centrex switches, GCI shall:

     -  Accept calls from the Centrex switch via a dedicated trunk group, or
     - Accept calls from the Centrex switch via a shared trunk group and identify MCI WorldCom subscribers on the basis of ANI or calling line ID in the signaling setup message. MCI WorldCom would be responsible for providing GCI with the authorized list of ANIs.
     -  Terminate calls from MCI WorldCom FTS2001 users via the same trunks.

b) GCI shall act as MCI WorldCom's agent to contact LECs in equal access areas in Alaska such that subscribing FTS2001 users will be repointed (PIC'd) to GCI's access trunk groups. Calls from these virtual on-net users will be routed according to the mutually agreed upon FTS2001 routing plan. Since MCI WorldCom has no PIC in Alaska, the GCI PIC will be used to provide MCIW FTS2001 service.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

c) Non-equal access areas, within Alaska, will be served using the FTS2001 calling card.
d) In the three major cities in Alaska (Anchorage, Fairbanks, and Juneau), GCI will support PRI ISDN access trunks to subscribing FTS2001 users. These trunks must support ********** capability for switched data and video applications.

GCI shall support MCI WorldCom's FTS2001 dialing plan, which will include the use of private network 700 numbers.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3.2      GCI interconnection responsibilities will include:

"MCI FTS-2001 Alaska Network Diagram V.3...December 22, 1999"

[A DIAGRAM USING SYMBOLS AND FLOW LINES IN DESCRIBING THE USE OF FACILITIES TO SUPPORT THE COMPANY'S PROVIDING FTS-2001 SERVICES IN ALASKA]

"MCI FTS-2001 Alaska Network Diagram V.3...January 13, 2000"

[A DIAGRAM USING SYMBOLS AND FLOW LINES IN DESCRIBING THE USE OF FACILITIES TO SUPPORT THE COMPANY'S PROVIDING FTS-2001 SERVICES IN ALASKA]

a) Installing trunks dedicated to MCI WorldCom FTS2001 SVS traffic between:
   - The GCI Fairbanks switch and the GCI Anchorage switch
   - The GCI Juneau switch and the GCI Anchorage switch
   - The GCI Anchorage switch and the MCI WorldCom Seattle switch
         The sizing of these trunks will be mutually determined to ensure a P.01 grade of service for the applicable peak traffic requirements.
b) Dedicated access only - Switching and aggregating MCI WorldCom FTS2001 SVS originating traffic in Alaska. The Fairbanks and Juneau switches will pass the traffic they aggregate to the Anchorage switch which will in turn aggregate it with Anchorage traffic and pass it to the MCI WorldCom Seattle switch via a dedicated trunk group with echo cancellation. GCI will provide undersea fiber optic capacity for this between their facilities in Anchorage and Seattle. MCI WorldCom will assign LEC provided access capacity between the GCI Seattle POP and the MCI WorldCom Seattle POP.
c)       Switching and aggregating MCI WorldCom FTS2001 circuit switched data
         (CSDS) traffic in a manner similar to (b) above and passing it to the MCI WorldCom Seattle switch via a dedicated trunk group without echo cancellation. This includes ********** capability for switched data and video applications via the GCI "5E" network.

Switching and terminating MCI WorldCom FTS2001 SVS and CSDS traffic from the MCI WorldCom Seattle switch to dedicated on-net FTS2001 terminations via the trunking arrangements described above.

4.0      CUSTOMER SUPPORT

MCI WorldCom will administer the customer service functions consistent with those as outlined in the FTS2001 contract. Customer service includes service ordering, billing, trouble reporting and account management. MCI WorldCom's Technical Service Center (TSC) in Cary, NC will act as the single interface for all Government inquires and will coordinate with the MCIW account teams for non-service affecting inquiries and GCI's services centers and personnel for service affecting issues. Customer service processes and procedures are defined in the following sections:
   - Pricing/Pre-Sale Support
   - Service Ordering
   - Billing
   - Network Management
   - Reporting
   - Trouble/Inquiry reporting

4.1               Pricing/Pre-Sale Support

GCI will support sales efforts for FTS2001 services in Alaska. MCI WorldCom will provide GCI the necessary information and training to enable GCI sales personnel to directly pursue and


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

manage the sales of FTS2001 service with Alaska customers. GCI will notify and work with the MCIW agency specific account teams as required.
MCI WorldCom will provide the following information to assist with GCI's FTS2001 sales efforts:
   - Electronic Files containing FTS2001 pricing information
   - Access to FTSNet
     - Price Quote Tool: Enables GCI reps to develop price quotes for FTS2001 service on-line
     - access: Enable GCI to view order information
     - Any other applications to support sales efforts
   - MCIW Agency Specific account team points of contact
   - MCIW Business Office points of contact
     - Manages contract changes, modifications, multi-year and complex pricing requests
     - Manage GCI Statement of Work
MCI WorldCom will advise GCI of ongoing contract modifications and price changes, when possible, at least 30 days in advance of implementation of the modification or change.

4.2      Service Ordering

The customer service ordering process for Alaska services defined in this SOW will be consistent with the service ordering process for FTS2001 services offered in the lower 48 states.

Government users will be able to initiate service orders using a standard template via the FTSNet, web site, email, verbally or by facsimile. Copies and descriptions of these order forms are available at the FTS2001 website (www.mciwcomgovt.com).
   - Government users may request FTS2001 service in Alaska through MCIW directly or via GCI. Orders may be initiated via the following means:
     - FTSNet: Government users that have been authorized and registered may enter orders directly to MCIW, on-line via FTSNet.
     - Facsimile: Government users may fax orders to: 888-HELP 2K1
       (888-435-7251)
     - E-mail: Government users may attach order templates to e-mail messages and send to: ftssvc1@wcom.com
     - GCI: Government users may submit orders to the GCI/FTS2001 Account Representatives. GCI must submit the order to MCI WorldCom COB receipt of order date via facsimile as defined above.
   - This set of standard service order intervals adheres to standard commercial intervals for MCI's best commercial customers. The service order intervals begin the next business day following service order notification.

    Table 3.9.4.1-1. Standard Service Order Intervals - Mandatory Services *

Service                     Standard Interval         Standard Interval
                            (With Telco)/business     (Without Telco)
                            days
Circuit Switched

  Switched voice            19-25 days                7-12 days
  Circuit switched data     19-25 days                7-12 days
  Toll-free service         19-25 days                7-12 days
  900 service               19-25 days                7-12 days
Switched Data
  Frame relay               36-41 days with MCI       15-20 days
                            provided routers; 22-27
                            days with Government
                            provided routers

Dedicated Transmission      19-24 days*               11-16 days

*Note: Service order intervals associated with the transition process will adhere to the agreed upon Transition Plan.

**DS3 requests evaluated on an ICB.

Note: Disconnect orders and orders without telco loops are 30 days from service order notification.

- All received orders will be entered into the centralized FTS ordering system, OrderMCI, and managed through to implementation by MCIW's Program Office. When the Government submits a service request to MCI WorldCom for service(s) in Alaska:
   - MCI WorldCom will verify that the individual requesting the service is authorized to request that type of service.
   - Review the request data for completeness.
   - If the service request is for services and/or equipment that are fully defined and priced, MCI WorldCom will immediately assign a service order number and issue the service order for processing by GCI.
     - All FTS2001 orders will be captured and tracked in MCI WorldCom's centralized service order tracking system. GCI will provide the MCIW Program Office with the information necessary to support the required order status notifications. Information required includes the following:The Service Order Notification message will contain pertinent information including the OrderMCI Service Order ID number, agency service request number, relevant technical information, service initiation charges and other costing data, and the expected implementation date.
     - When Government involvement is required to support the installation or removal of equipment, and the due date is more than 10 days in the future, GCI must advise MCIW to enable MCI WorldCom to notify the LGC or the DAR of required Government actions as soon as possible and at least 10 business days prior to the required Government action. This notification will allow MCI WorldCom to comply with the installation or removal due date. GCI will provide the MCI WorldCom PMO with any Firm Order Commitment dates/changes upon receipt.
     - Within 24 hours of service order completion, GCI will provide the information necessary to enable the dedicated Account Team Service Order specialist to notify the Government representatives identified in the service order that implementation is complete by generating and transmitting a Service Order Completion Notice. This message will identify all costs billed to the Government, including any discounted or waived costs including SIC charges, if waived, that are known for that billing period. MCI WorldCom will initiate billing for the service on the Effective Billing Date
       (EBD), contained within the Service Order Notification Message. This date may directly correspond to Government acceptance testing of the service. For successful 72-hour acceptance testing, billing will begin upon completion of acceptance testing. Billing will not occur for services that do not pass acceptance testing. Billing will cease for any service disconnects on the approved or accepted disconnect date and upon issuance of a notification to the requester.

The Government will have the option of requesting service for an interval less than the stated standard interval of that service. GCI will make every effort to support expedited order requests and will advise MCIW of any associated charges above and beyond those outlined in the GCI/MCIW contract.

The Government requires special ordering and handling for NSEP (National Security Emergency Preparedness). GCI will make every effort to support and manage these services as described in the FTS2001 contract and will provide MCIW the information needed to meet the Government's requirements.

4.2.1    Switched Voice Service (PICs)

The MCIW/GCI account teams will follow the standard procedures for PIC service by acquiring the Letter of Agreement (LOA) from the customer. The MCIW account team member or designated MCIW representative will forward the LOA along with the form required by GCI authorizing GCI to act as MCIW's agent requesting the PICs to GCI for MCIW.

The PIC forms and associated information (NPA/NXXs, agency, agency hierarchy code, etc.,) will be submitted to the GCI Carrier Account Manager. MCIW will provide a point of contact and an order number, per order, to GCI.

GCI Marketing will perform the following once the PIC orders are received:
- Upon receipt of PIC orders from MCIW, GCI will review orders to determine which NPA/NXXs are in equal access areas and non-equal access areas. GCI will notify the MCIW account team of requests in non-equal access areas. The MCIW account team will work with the customer to order calling card service to provide service in these areas.
-  GCI will advise MCIW of the GCI FTS20001 Agency account for billing to MCI

   WorldCom.
- MCIW and GCI will reconcile ANI inventory information based on customer provided information, LEC provided information and GCI provided information
-  GCI will implement the PIC changes with the local telco's.
- GCI will notify the MCIW PMO upon PIC completion and will assist with customer testing as necessary.

4.2.2    Switched Voice: ISDN/PRI

4.2.3    Inter-State Private Lines and Frame Relay:

MCIW and GCI will follow the procedures agreed upon to support commercial services.

4.3      BILLING

4.3.1    Intra-Alaska Calls:
         - GCI will provide rated call detail records to MCIW no later than the 5th calendar day of the month following the traffic period. Records provided will be consistent with MCIW's standard Vnet Call Detail Record information and will identify the Alaska end-user customer. MCIW will provide GCI the FTS 2001 contractual rates to be used and will advise GCI of any required rate changes no less than 30 calendar days in advance. GCI will implement any required rate changes within 30 calendar days of notification from MCIW.
         - GCI will provide flat files of print ready information to MCIW containing the Summary of Amount Due, and Usage Summary by Location reports. The reports will contain the Government defined Agency Hierarchy Code, MCI WorldCom provided Account Numbers, i.e., Corporate ID, BillPayer ID, OBUS Account Number, as well as the customer name. These files will be provided no later than the 5th calendar day of the month following the traffic period.

Long Term Billing Solution: MCIW and GCI will establish a working team to address the long term solution.

4.3.2    Billing Disputes

MCI WorldCom will act as the interface to receive FTS2001 customer billing disputes. FTS users may initiate a billing dispute by initiating a ticket in FTSNet, contacting the Customer Service Office (888-FTS-SVC1) or contacting their MCIW/GCI account team. GCI will support any billing dispute inquires, as required, for GCI provided services. MCIW will coordinate and manage the resolution of all billing disputes and will maintain responsibility for any customer facing activity.

4.4      NETWORK MANAGEMENT

The Technical Service Center (TSC) in Cary, NC is MCI WorldCom's primary network management center for monitoring FTS2001 networks. The TSC will be supported by GCI's Network Operation Center (NOC).

Network Service Affecting Events relating to MCIW Services supported by GCI will be coordinated by GCI NOC with MCIW's TSC. The TSC can be reached by calling 1-800-FTS-SVC1. Planned network events that effect all services will be communicated to the MCIW TSC via email and telephone no less than 48 hours before the event occurs. Maintenance events that result in an outage shall be scheduled with MCIW via email and telephone communications on average of fourteen (14) days (but no less than seven (7) days) before the event. Unplanned network events such as equipment failures and weather related outages shall be communicated to MCIW's TSC as soon as possible via either email and/or telephone communications.

The primary interface with the Government will be through MCI WorldCom. GCI will provide data to MCI WorldCom to support its interface to the Government. GCI NOC will be available 24x7.

4.5      REPORTING

This section identifies the items that GCI shall provide to MCIW. In this section, the items GCI provides are called "deliverables."

GCI shall provide the deliverables in the media specified by MCIW. See Section
C.3.2.7 Data Requirements for the Government's requirements regarding the use of off-line media format.

GCI shall provide the deliverables in "calendar" days unless otherwise specified. The deliverables include the items listed in Attachment 1, Schedule F attached hereto.

GCI shall provide all the deliverables listed in Attachment 1, Schedule F to MCIW's FTS2001 CDRL Manager, unless the Manager specifies an alternate and/or secondary delivery location.

GCI shall reference the "Contract Data Requirements List (CDRL) #", the "Section", and the "Description", as provided in Attachment 1, Schedule F for any correspondence, information, label and/or title that designates a deliverable.

CDRL # identification for all deliverables shall be: "M-CDRL(number from Attachment 1)-(mmddyy)". The "M" in front of "CDRL#" is a subcontractor identifier. The "(mmddyy)" shall be assigned by GCI and shall represent the deliverable's delivery date to the

Government.

Examples of CDRL #'s:
One Time Deliverables: M-CDRL0166-032599 is contract deliverable "Transition Verification Test Plan" (CDRL # 0166) with a represented delivery date to the Government of March (03) 25th (25), 1999 (99).

Reoccurring Deliverables: M-CDRL0140-020900 is contract deliverable "Contract Modification Status Report" (CDRL # 0140) with a represented delivery date to the Government of February (02) 9th (09), 2000 (00). This is a monthly reoccurring deliverable. The next occurrence of the deliverable will be in the month of March and the CDRL # could be, "M-CDRL0140-031000", contract deliverable "Contract Modification Status Report" (CDRL # 0140) with a represented delivery date to the Government of March (03) 10th (10), 2000 (00). The first part of the CDRL # for this deliverable will always remain the same, "M-CDRL0140-", since it will always represent the deliverable "Contract Modification Status Report". The last part of the CDRL #, "-mmddyy", will change with each monthly submission of the deliverable. This same principle applies for any reoccurring deliverable whether it is a weekly, monthly, quarterly, semi-annual, or annual. If the deliverable occurs more than once for any reason this CDRL numbering scheme shall be applied.

 4.6     TROUBLE REPORTING/CUSTOMER INQUIRIES

MCI WorldCom will act as the primary interface for Government users and will provide the support required by the FTS2001 contract. GCI's NOC will act as an extension of MCI's TSC by providing technical support, inventory management, and tracking capability for MCI WorldCom's Alaska FTS2001 services. GCI's NOC will be available 7 days a week, 24 hours a day to support MCI WorldCom's Customer Service Office.

GCI will support MCI WorldCom in providing rapid trouble management of network problems via MCI WorldCom's TSC in Cary, NC, which operates 24 hours a day, 7 days a week. The GCI NOC will provide direct monitoring of all MCIW supported services that are dedicated to the FTS2001 program. If a problem is identified, the GCI NOC, in coordination with the MCI WorldCom TSC, will resolve the problem and be responsible for the following issues.
     - Identifying and clearing trouble for both agency-identified, mission-critical Telecommunication Service Priority (TSP) services and non mission-critical services
     - Working cooperatively with other contractors (Government and non-Government) to rapidly resolve problems
     - Maintaining audit trails of trouble resolution activities
     - Responding to inquiries concerning trouble resolution status
     - Providing trend analysis and sorting of trouble reports and administrative reports
     - Providing trouble escalation for normal and emergency events

MCIW will utilize its NSTHS (Network Systems Trouble Handling Standards) to support FTS2001 customer trouble management. The NSTHS contains the parameters used to status and escalate trouble tickets.

GCI's NOC will address all Trouble Ticket inquires for all Alaska locations by MCIW and will work with MCIW to follow NSTHS. Appendix C attached hereto contains 1st-3rd Level GCI contacts available 7x24 by pager.

Network Service Affecting Events relating to MCIW Services supported by GCI will be coordinated by GCI NOC with MCIW's TSC. The TSC can be reached by calling 1-888-FTS-SVC1. Planned network events that effect all services will be communicated to the MCIW TSC via email and telephone no less than 48 hours before the event occurs. Maintenance events that result in an outage shall be scheduled with MCIW via email and telephone communications on average of fourteen (14) days (but no less than seven (7) days) before the event. Unplanned network events such as equipment failures and weather related outages shall be communicated to the MCIW's TSC as soon as possible via either email and/or telephone communications.

5.0      PLANNING AND ENGINEERING

GCI will provide planning and engineering support to ensure that appropriate network services will be available to meet evolving Government requirements. These activities will include the following:
     - Ensuring network wide interoperability with other sub-contractors (i.e. LECs, etc.,) as well as Government and commercial networks, where the Government requires such interoperability.
     - Developing and maintaining a contingency and restoration plan that prevents deterioration of network services.


6.0      TRANSITION, MIGRATION AND IMPLEMENTATION

Transition, Migration and Implementation will be as defined in the FTS2001 Alaska TMI SOW.

                                   Appendix C
               GCI Trouble Reporting Escalation Points of Contact


     1st level
     Anchorage
     ---------
     Rock Moreland      Supervisor Anchorage Distribution Center    907-777-6972
     Ersa Kelley        Supervisor Network Operations Center        907-265-5594
     Chris Mace         Supervisor Network Operations Center        907-265-5561
     Victor Griffith    Supervisor Network Operations Center        907-265-5564

     Juneau
     ------
     John Foster        Supervisor - Operations                     907-586-1944

     Fairbanks
     ---------
     Larry Bendall      Supervisor - Operations                     907-456-3434

     Seattle
     -------
     Bob Pfeiffer       Sr. Technician - Operations                 206-448-0966

     2nd level
     Dennis Handman     Director Network Operations                 907-265-5554

     3rd level
     Tony Lewkowski     VP Network Operations                       907-265-5515

     4th level
     Dick Westlund      VP Carrier Relations                        907 265 5632

ATTACHMENT 1, SECTION F

                            deliveries or performance
F.1    52.252-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

Clause No.            FAR Clause No.         Title and Date
----------            --------------         --------------
   F.1.1              52.242-15              Stop Work Order (AUG 1989)

   F.1.2              52.242-17              Government Delay of Work (APR 1984)

   F.1.3              52.247-35              F.O.B. Destination with Consignees
                                             Premises (APR 1984)

F.2      DELIVERIES

This section identifies the items that GCI shall deliver to MCIW, to the Government and/or the Government's agent(s).

In this section, the items GCI delivers are called "deliverables."

GCI shall provide the deliverables in the media specified by MCIW. Media needs to be delivered in one or more of the following formats: a) Web Browsers/Server Technology; b) E-mail; c) Magnetic tape cartridge; d) CD-ROM; e) Write Once, Read Many (WORM); f) 3-1/2" diskette; g) Paper h) Facsimile. See Section C.3.2.7 Data Requirements for the Government's requirements regarding the use of on-line electronic access to data, off-line media, and electronic media formats.

GCI shall provide the deliverables in "calendar" days unless otherwise specified. The deliverables include, but are not limited to, the items listed in Table F.2-1.

GCI shall deliver all the deliverables listed in Table F.2-1 to the Contracting Officer's Technical Representative (COTR), unless the COTR specifies an alternate and/or secondary delivery location.

GCI shall reference the "Contract Data Requirements List (CDRL) #", the "Section", and the "Description", as provided in Table F.2-1, for any correspondence, information, label and/or title that designates a deliverable.

CDRL # identification for all deliverables shall be: "M-CDRL(number from Table F.2-1)-(mmddyy)". The "M" in front of "CDRL#" is a subcontractor identifier. The "(mmddyy)" shall be assigned by GCI and shall represent the deliverable's delivery date to the Government.

Examples of CDRL #'s:
One Time Deliverables: M-CDRL0166-032599 is contract deliverable "Transition Verification Test Plan" (CDRL # 0166) with a represented delivery date to the Government of March (03) 25th (25), 1999 (99).

Reoccurring Deliverables: M-CDRL0140-020900 is contract deliverable "Contract Modification Status Report" (CDRL # 0140) with a represented delivery date to the Government of February (02) 9th (09), 2000 (00). This is a monthly reoccurring deliverable. The next occurrence of the deliverable will be in the month of March and the CDRL # could be, "M-CDRL0140-031000", contract deliverable "Contract Modification Status Report" (CDRL # 0140) with a represented delivery date to the Government of March (03) 10th (10), 2000 (00). The first part of the CDRL # for this deliverable will always remain the same, "M-CDRL0140-", since it will always represent the deliverable "Contract Modification Status Report". The last part of the CDRL #, "-mmddyy", will change with each monthly submission of the deliverable. This same principle applies for any reoccurring deliverable whether it is a weekly, monthly, quarterly, semi-annual, or annual. If the deliverable occurs more than once for any reason this CDRL numbering scheme shall be applied.

Any inconsistency between Section F and Sections B, C, E or H, shall be resolved by giving Sections B, C, E or H precedence.

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL #  Descriptions From C.2: "Service    Quantity           Media of                  Where to            Submittal
           Descriptions, Technical                            Delivery                  Deliver                Date
                Requirements,
               and Performance"
0004   Station Identified Call Detail      As required   Refer to Section C.3.2.7   To the FTS 2001 Bus.  Monthly or
       Record Information - Centralized                                             Program Office        as requested
       Billing

0005   Station Identified Call Detail      As required   Refer to Section C.3.2.7   To the FTS 2001 Bus.  Monthly or
       Record Information - Direct                                                  Program Office        as requested
       Billing

0006   Updated Security Plan               1 plan        Refer to Section C.3.2.7   To the FTS 2001 Bus.  Annually or
                                                                                    Program Office        as requested

0007   Report of All Security Violations   As required   Refer to Section C.3.2.7   To the FTS 2001 Bus.  Within 4 hours of the
       and Breaches                                                                 Program Office        incident

0015   Security Procedures                 1             Refer to Section C.3.2.7   To the FTS 2001 Bus.  Within 60 calendar days
                                                                                    Program Office        after contract award

0016   Graphical Representation of         1             Refer to Section C.3.2.7   To the FTS 2001 Bus.  Within 30 calendar days
       Access Circuit Routes Showing                                                Program Office and to of the implementation
       Implementation of Diversity or                                               affected agencies     of access diversity or
       Avoidance                                                                                          avoidance and a change
                                                                                                          is made

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL #  Descriptions From C.2: "Service    Quantity           Media of                  Where to            Submittal
           Descriptions, Technical                            Delivery                  Deliver                Date
                Requirements,
               and Performance"
0017   Proposed Reconfiguration of         1             Refer to Section C.3.2.7   To the FTS 2001 Bus.  At least 30 calendar
       Routes for Implementing Access                                               Program Office and to days in advance of
       Diversity or Avoidance                                                       affected agencies     implementation

0020   Call Status Report                  1             Refer to Section C.3.2.7   To the FTS 2001 Bus.  Daily within 24 hours
                                                                                    Program Office        after end of day
                                                                                                          (unless affected by
                                                                                                          weekends or Federally
                                                                                                          observed holiday); also
                                                                                                          available weekly,
                                                                                                          monthly, and quarterly

0021   Caller Profile Report               1             Refer to Section C.3.2.7   To the subscribing    Daily within 24 hours
                                                                                    agency and to the FTS after end of day
                                                                                    2001 Bus. Program     (unless affected by
                                                                                    Office (upon request) weekends or Federally
                                                                                                          observed holiday)

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL #  Descriptions From C.2: "Service    Quantity           Media of                  Where to            Submittal
           Descriptions, Technical                            Delivery                  Deliver                Date
                Requirements,
               and Performance"
0022   Caller Information Report           1             Refer to Section C.3.2.7   To the subscribing    Daily within 24 hours
                                                                                    agency and to the FTS after end of day
                                                                                    2001 Bus. Program     (unless affected by
                                                                                    Office (upon request) weekends or Federally
                                                                                                          observed holiday)

0023   Caller Response Report Information  1             Refer to Section C.3.2.7   To the subscribing    Daily within 24 hours
                                                                                    agency                after end of day
                                                                                                          (unless affected by
                                                                                                          weekends or Federally
                                                                                                          observed holiday)

0025   Call Status Report                  1             Refer to Section C.3.2.7   To the subscribing    Daily within 24 hours
                                                                                    agency                after end of day
                                                                                                          (unless affected by
                                                                                                          weekends or Federally
                                                                                                          observed holiday); also
                                                                                                          available weekly,
                                                                                                          monthly, and quarterly

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL #  Descriptions From C.2: "Service    Quantity           Media of                  Where to            Submittal
           Descriptions, Technical                            Delivery                  Deliver                Date
                Requirements,
               and Performance"
0026   Caller Profile Report               1             Refer to Section C.3.2.7   To the subscribing    Daily within 24 hours
                                                                                    agency and to the FTS after end of day
                                                                                    2001 Bus. Program     (unless affected by
                                                                                    Office (upon request) weekends or Federally
                                                                                                          observed holiday)

0027   Caller Information Report           1             Refer to Section C.3.2.7   To the subscribing    Monthly
                                                                                    agency and to the FTS
                                                                                    2001 Bus. Program
                                                                                    Office (upon request)

0028   Graphical Representation of         1             Refer to Section C.3.2.7   To the FTS 2001 Bus.  Within 30 calendar days
       Transport Circuit Routes Showing                                             Program Office and to of the imple-mentation
       Implementation of Diversity or                                               affected agencies     of transport diversity
       Avoidance                                                                                          or avoidance and when a
                                                                                                          change is made

0029   Proposed Reconfiguration of         1             Refer to Section C.3.2.7   To the FTS 2001 Bus.  At least 30 calendar
       Routes for Implementing Transport                                            Program Office and to days in advance of
       Diversity or Avoidance                                                       affected agencies     implementation



                                     Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL # Descriptions From C.3: "Management and        Quantity        Media of                  Where to            Submittal
                 Operations"                                         Delivery                   Deliver              Date
0038   User Trouble and Complaint Report Procedures  1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  Within 60 calendar
                                                                                         Program Office        days after contract
                                                                                                               award and revised
                                                                                                               within 60 calendar
                                                                                                               days afterreceiving
                                                                                                               notice that revisions
                                                                                                               are required

0039   Updated Service Ordering and Tracking System  1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  Within 30 calendar
             Procedures and Related Intervals                                            Program Office        days after contract
                                                                                                               award

0044   Service Order Notification, Request for       1    Refer to Section C.3.2.7       To the Designated     Within 3 business
       Clarification, or Rejection Notice                                                Agency Representative days after issuance
                                                                                         and to the FTS 2001   of Service Request
                                                                                         Bus. Program Office   Acknowledgment

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL # Descriptions From C.3: "Management and        Quantity        Media of                  Where to            Submittal
                 Operations"                                         Delivery                   Deliver              Date
0045   Service Order Completion Notice               1         Consistent with medium    To Government         Within 24 hours of
                                                               of submission as          representatives       completion of the
                                                               specified in              identified in the     service order
                                                               Section C.3.5.4.1         service order and to
                                                               except for voice-only     the FTS 2001 Bus.
                                                               notification, which is    Program Office
                                                               not permitted

0047   Standard Service Order Processing Intervals   1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  Within 30 calendar
                                                                                         Program Office and to days prior to any
                                                                                         affected agencies     change to service
                                                                                                               order intervals;
                                                                                                               within 7 calendar
                                                                                                               days prior to any
                                                                                                               extension of the
                                                                                                               intervals

0049   Service Order Tracking and Administrative     1 set     Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly within 15
       Measurements                                                                      Program Office and to business days after
                                                                                         subscribing agencies  the end of the
                                                                                                               previous month



0050   Centralized Billing Data and CDR Exchange     1 set     Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly
                                                                                         Program Office and to
                                                                                         authorized agency
                                                                                         users

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL # Descriptions From C.3: "Management and        Quantity        Media of                  Where to            Submittal
                 Operations"                                         Delivery                   Deliver              Date
0051   Direct Billing Data and CDR Exchange          1 set     Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly
                                                                                         Program Office

0052   Call Detail Records                           1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly, or with 60
                                                                                         Program Office        calendar days notice
                                                                                                               to specified agencies

0056   Invoice Format Changes                        1 set     Refer to Section C.3.2.7  To the FTS 2001 Bus.  60 calendar days
                                                                                         Program Office        advance notice

       FTS 2001 Bus. Program Office                                                      FTS 2001 Bus. Program
                                                                                         Office

       FTS 2001 Bus. Program Office                                                      FTS 2001 Bus. Program
                                                                                         Office

0065   Network Service Affecting Event Reports       1 set     As specified by GCI       To the FTS 2001 Bus.  As events occur
                                                                                         Program Office

0204   Notification of Any Subcontractor Network     1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  As required
       and Related Support Systems' Configuration                                        Program Office
       Changes Affecting or Likely to Affect Users'
       Services and Resources

0066   Network Security Breach Detections            1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  Within the time frame
                                                                                         Program Office        normally provided
                                                                                                               commercial customers

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL # Descriptions From C.3: "Management and        Quantity        Media of                  Where to            Submittal
                 Operations"                                         Delivery                   Deliver              Date
0067   Fraud Detections                              1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  Within the time frame
                                                                                         Program Office and    normally provided
                                                                                         affected agencies     commercial customers

0068   Fraud Prevention Procedures                   1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  Initial update within
                                                                                         Program Office        60 calendar days
                                                                                                               after notice to
                                                                                                               proceed with further
                                                                                                               updates as requested
                                                                                                               by the FTS 2001 Bus.
                                                                                                               Program Office

0206   Notification to the FTS 2001 Bus. Program     1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  At least 60 calendar
       Office (PMO) of All Significant Planned                                           Program Office        days in advance of
       Changed to GCI's Network                                                                                the planned changes

0070   Archived Trouble Report Data                  1 set     As specified by GCI       To the FTS 2001 Bus.  As requested by the
                                                                                         Program Office and to FTS 2001 Bus. Program
                                                                                         the agencies          Office within the
                                                                                                               timeframe normally
                                                                                                               provided commercial
                                                                                                               customers

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL # Descriptions From C.3: "Management and        Quantity        Media of                  Where to            Submittal
                 Operations"                                         Delivery                   Deliver              Date
0109   Revised Private Dialing Plan for              1         Refer to Section C.3.2.7  To the Implementation Within 15 calendar
       Implementation                                                                    Control Center        days after receiving
                                                                                                               the review from the
                                                                                                               Implementation
                                                                                                               Control Center

0215   Establishment (Notification) of               1         Refer to Section C.3.2.7  To the FTS 2001 Bus.  Within 15 calendar
       an Office of Implementation                                                       Program Office        days following notice
       Management (OIM)                                                                                        to begin an
                                                                                                               implementation
                                                                                                               project

0110   Content and Status of Service                 1         As specified by GCI       To the FTS 2001 Bus.  Updated daily
       Orders Information Associated                                                     Program Office
       with Implementation of Services

0111   Implementation Network and User               1 set     Refer to Section C.3.2.7  To the FTS 2001 Bus.  No later than 15
       Location Inventories                                                              Program Office        calendar days after
                                                                                                               GCI begins conducting
                                                                                                               network and user
                                                                                                               location inventories

0112   Implementation Traffic Statistics             1 set     Refer to Section C.3.2.7  To the FTS 2001 Bus.  No later than 15
                                                                                         Program Office        calendar days after
                                                                                                               approval of GCI's
                                                                                                               Implementation Plan

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL # Descriptions From C.3: "Management and        Quantity        Media of                  Where to            Submittal
                 Operations"                                         Delivery                   Deliver              Date
0114   Implementation Notification and               As        Refer to Section C.3.2.7  To the Local          At least 60 calendar
       Scheduling for Local Government               required                            Government Contact    days before the
       Contact                                                                           and to the FTS2001    location is to be
                                                                                         Bus Office            implemented, except
                                                                                                               as otherwise directed
                                                                                                               by the Government

0115   Implementation Notification and               As        Refer to Section C.3.2.7  To the Local          At least 60 calendar
       Documentation for Local                       required                            Government Contact    days prior to
       Government Contact and                                                            and Implementation    implementation
       Implementation Control Center                                                     Control Center and    activities beginning
                                                                                         to the FTS2001 Bus    at a location
                                                                                         Office

0216   Establishment (Notification) of               1         Refer to Section C.3.2.7  To the Implementation At least 50 calendar
       Local Committee(s) for                                                            Control Center        days prior to the
       Implementation                                                                                          start of service
                                                                                                               initiation activities
                                                                                                               at the location

                             Table F.2-Attachment 1. GCI Deliverables for Mandatory Services (Continued)
CDRL #   Descriptions From C.5: "National        Quantity         Media of                  Where to             Submittal
             Security and Emergency                               Delivery                  Deliver                 Date
                 Preparedness"
0116   Updated Assured Switched Voice            1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  First update one year
       Service Administrative Plan                                                    Program Office        after contract award;
                                                                                                            updated annually
                                                                                                            thereafter on each
                                                                                                            anniversary of contract
                                                                                                            award

0117   Updated Assured Switched Voice            1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  First update one year
       Service Operational Plan                                                       Program Office        after contract award;
                                                                                                            updated annually
                                                                                                            thereafter on each
                                                                                                            anniversary of contract
                                                                                                            award

0118   Updated Assured Switched Voice            1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  First update one year
       Service Management Plan                                                        Program Office        after contract award;
                                                                                                            updated annually
                                                                                                            thereafter on each
                                                                                                            anniversary of contract
                                                                                                            award

0119   Updated Subcontractor Emergency           1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Annually on each
       Management Plans                                                               Program Office        anniversary of contract
                                                                                                            award

0120   Notification of Major Consequences        1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Immediately
       on the Network                                                                 Program Office and to
                                                                                      affected agencies

                            Attachment 1Table F.2-1. GCI Deliverables for Mandatory Services (Continued)
CDRL #       Descriptions From C.6:              Quantity           Media of               Where to               Submittal
          "Performance Data Reporting                               Delivery               Deliver                   Date
                 Requirements"
0121   Performance Data Reports                  As         Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
                                                 required                             Program Office and to the 15th Government
                                                                                      subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval;
                                                                                                            Daily - by 0800 Local
                                                                                                            Time of each Government
                                                                                                            business day

0122   Performance Data Reports (Printed         As         Paper                     To FTS 2001 Bus.      Within 5 business days
       format)                                   required                             Program Office and    from when the report
                                                 and                                  subscribing agencies, was due electronically
                                                 requested                            upon request

0123   Special Reports                           1 set      Refer to Section C.3.2.7  To the FTS 2001 Bus.  Case-by-case basis as
                                                                                      Program Office and to negotiated with the
                                                                                      requesting agencies   Government

0124   Archived Reports                          1 set      Refer to Section C.3.2.7  To the FTS 2001 Bus.  Within 96 hours after
                                                                                      Program Office and to the request is made
                                                                                      requesting agencies

                            Attachment 1Table F.2-1. GCI Deliverables for Mandatory Services (Continued)
CDRL #       Descriptions From C.6:              Quantity           Media of               Where to               Submittal
          "Performance Data Reporting                               Delivery               Deliver                   Date
                 Requirements"
0125   Agency-Specific Performance Data          1 set      Refer to Section C.3.2.7  To the FTS 2001 Bus.  As requested by the FTS
                                                                                      Program Office and to 2001 Bus. Program
                                                                                      subscribing agencies  Office or a subscribing
                                                                                                            agency

0126   Status of Network Fraud and               1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Security Breach Detections Report                                              Program Office and    the 15th Government
                                                                                      subscribing  agencies business day of the
                                                                                                            month following the
                                                                                                            reporting interval

0127   Service Order Completion Status           1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Report                                                                         Program Office and    the 15th Government
                                                                                      subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

                            Attachment 1Table F.2-1. GCI Deliverables for Mandatory Services (Continued)
CDRL #       Descriptions From C.6:              Quantity           Media of               Where to               Submittal
          "Performance Data Reporting                               Delivery               Deliver                   Date
                 Requirements"
0128   Trouble Reports Status Report             1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
                                                                                      Program Office and to the 15th Government
                                                                                      subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

       FTS 2001 Bus. Program Office                                                   FTS 2001 Bus. Program
                                                                                      Office

0130   FTS 2001 Bus. Program Office              1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly by the 15 th
       Monthly Dispute Report                                                         Program Office        business day


0132   Direct Billing Monthly Dispute            1 each     Refer to Section C.3.2.7  To each directly      Monthly by the 15 th
       Report                                                                         billed agency         business day

       FTS 2001 Bus. Program Office                                                   FTS 2001 Bus. Program
                                                                                      Office

0143   Service Assurance Service Restoral        1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Time Reports - Access and                                                      Program Office and to the 15th Government
       Transport Segments                                                             subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

                            Attachment 1Table F.2-1. GCI Deliverables for Mandatory Services (Continued)
CDRL #       Descriptions From C.6:              Quantity           Media of               Where to               Submittal
          "Performance Data Reporting                               Delivery               Deliver                   Date
                 Requirements"
0144   Circuit Switched Services Percent         1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Availability - Access Segment                                                  Program Office and to the 15th Government
                                                                                      subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

0145   Circuit Switched Services Percent         1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Availability - Transport Segment                                               Program Office and to the 15th Government
                                                                                      subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

0146   Circuit Switched Service Busy Hour        1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Grade of Service for Blockage -                                                Program Office and to the 15th Government
       Access Segment                                                                 subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

                            Attachment 1Table F.2-1. GCI Deliverables for Mandatory Services (Continued)
CDRL #       Descriptions From C.6:              Quantity           Media of               Where to               Submittal
          "Performance Data Reporting                               Delivery               Deliver                   Date
                 Requirements"
0147   Circuit Switched Services Busy            1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Hour Grade of Service for Blockage                                             Program Office and to the 15th Government
       - Transport Segment                                                            subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

0151   Circuit Switched Service Trouble          1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Reports                                                                        Program Office and to the 15th Government
                                                                                      subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

0152   Switched Data Services Percent            1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Availability - Access Segment                                                  Program Office and to the 15th Government
                                                                                      subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

                            Attachment 1Table F.2-1. GCI Deliverables for Mandatory Services (Continued)
CDRL #       Descriptions From C.6:              Quantity           Media of               Where to               Submittal
          "Performance Data Reporting                               Delivery               Deliver                   Date
                 Requirements"
0153   Switched Data Services Percent            1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Availability Reports - Transport                                               Program Office and to the 15th Government
       Segment                                                                        subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

0154   Switched Data Services                    1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Transmission Performance Reports -                                             Program Office and to the 15th Government
       Access Segment                                                                 subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

0155   Switched Data Services                    1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Transmission Performance Reports -                                             Program Office and to the 15th Government
       Transport Segment                                                              subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

                            Attachment 1Table F.2-1. GCI Deliverables for Mandatory Services (Continued)
CDRL #       Descriptions From C.6:              Quantity           Media of               Where to               Submittal
          "Performance Data Reporting                               Delivery               Deliver                   Date
                 Requirements"
0156   DTS Availability for Access and           1          Refer to Section C.3.2.7  To the FTS 2001 Bus.  Monthly - on or before
       Transport Segments                                                             Program Office and to the 15th Government
                                                                                      subscribing agencies  business day of the
                                                                                                            month following the
                                                                                                            reporting interval

0158   Daily Status Morning Report               1          As specified in           To the FTS 2001 Bus.  By 0800 local time of
                                                            Section C.3.7.1.1         Program Office and to each Government
                                                                                      subscribing agencies  business day